EXHIBIT 21.1


                     List of PDV America, Inc. Subsidiaries

Subsidiary                                                        Jurisdiction

CITGO Petroleum Corporation.........................................Delaware
   Cit-Con Oil Corporation..........................................Delaware
   CITGO Canada Petroleum Corporation...............................Delaware
   CITGO Industrial Products Trading Corporation....................Delaware
   CITGO International Supply Company...............................Delaware
   Champlin Corporation.............................................Delaware
   CITGO Petroleum Marketing Corporation............................Delaware
   CITGO Puerto Rico Petroleum Corporation..........................Delaware
   CITGO Venezuela Supply Company...................................Delaware
   Cities Service Company...........................................Delaware
   Petro-Chemical Transport, Inc.......................................Texas
   CITGO Refining Investment Company................................Oklahoma
   Trimark Insurance Company Ltd.....................................Bermuda
   CITGO Investment Company.........................................Delaware
     Cumene Associates, Inc.........................................Delaware
        Texas Phenol Plant Limited Partnership.........................Texas
   CITGO Pipeline Investment Company................................Delaware
     CITGO Pipeline Company.........................................Delaware
     CITGO Products Pipeline Company................................Delaware
     Lafitte Gas Pipeline Company...................................Delaware
     CITGO East Coast Oil Corporation...............................Delaware
   CITGO Asphalt Refining Company.................................New Jersey
   CATO Oil and Grease Corporation..................................Delaware
   Thyssen-CITGO Petcoke Corporation................................Delaware
     TCP Venezuela, Inc.............................................Delaware
   CITGO Refining and Chemicals Company L.P.........................Delaware
   PDV USA, Inc.....................................................Delaware
   VPHI Midwest, Inc................................................Delaware



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                                                                    Exhibit 21.1



                List of CITGO Petroleum Corporation Subsidiaries

Subsidiary                                                        Jurisdiction

Cit-Con Oil Corporation.............................................Delaware
CITGO Canada Petroleum Corporation..................................Delaware
CITGO Industrial Products Trading Corporation.......................Delaware
CITGO International Supply Company..................................Delaware
Champlin Corporation................................................Delaware
CITGO Puerto Rico Petroleum Corporation.............................Delaware
CITGO Venezuela Supply Company......................................Delaware
Cities Service Company..............................................Delaware
Petro-Chemical Transport, Inc..........................................Texas
CITGO Refining Investment Company...................................Oklahoma
Trimark Insurance Company Ltd........................................Bermuda
CITGO Investment Company............................................Delaware
   CITGO Refining and Chemicals Company L.P.........................Delaware
   CITGO Pipeline Investment Company................................Delaware
     CITGO Pipeline Company.........................................Delaware
     CITGO Products Pipeline Company................................Delaware
     Lafitte Gas Pipeline Company...................................Delaware
   Cumene Associates, Inc...........................................Delaware
     Texas Phenol Plant Limited Partnership............................Texas
   CITGO East Coast Oil Corporation.................................Delaware
CITGO Asphalt Refining Company....................................New Jersey
Cato Oil and Grease Corporation.....................................Delaware
Thyssen-CITGO Petcoke Corporation...................................Delaware
   TCP Venezuela, Inc...............................................Delaware